Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
TrueShares Low Volatility Equity Income ETF (DIVZ) (the “Fund”)
a series of Listed Funds Trust

Supplement dated November 4, 2022 to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2022

Effective November 7, 2022, the sub-advisory services previously provided to the Fund by Titleist Asset Management, Ltd. (“Titleist”) will transition to Opal Capital LLC (“Opal Capital”). Jordan C. Waldrep, CFA, Chief Investment Officer for TrueMark Investments, LLC (the “Adviser”), and Austin Graff, CFA, Chief Executive Officer and Chief Investment Officer for Opal Capital, will continue to be responsible for the day-to-day management of the Fund. Mr. Waldrep and Mr. Graff have been portfolio managers of the Fund since the Fund’s inception in January 2021. All references in the Fund’s Prospectus, Summary Prospectus and SAI to Titleist should be disregarded.

The following disclosures in the Fund’s Statutory Prospectus are hereby revised to read as follows:

MANAGEMENT

The following information is added to the section titled “Management of the Funds – The Sub-Advisers and Portfolio Managers” beginning on page 23:

Sub-Adviser - Opal Capital LLC (Income ETF)
Opal Capital LLC, a Florida limited liability company located at 1919 Flower Drive, Palm Beach Gardens, FL, 33410, is a privately-held investment advisory firm registered with the SEC. Opal Capital is an affiliate of Titleist Asset Management, Ltd., a Texas limited liability company, and is controlled by Austin Graff and Gery Sadzewicz. Opal Capital was organized in July 2022 to provide investment advisory services to the Fund and currently has no assets under management.

Opal Capital is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. For its services, Opal Capital is entitled to a fee paid by the Adviser, which is based on the net profits of the Fund (the total management fees received by the Adviser after Fund expenses) and calculated as follows:

Opal Profit Percentage	TrueMark Profit Percentage
70%	30%
The basis for the Board’s approval of the Sub-Advisory Agreement with Opal Capital will be available in the Fund’s next Annual Report to Shareholders for the fiscal year ended December 31, 2022.

Portfolio Managers
The individuals identified below are jointly and primarily responsible for day-to-day management of the Fund’s portfolio, as indicated in the below table.

Fund	Portfolio Managers
TrueShares Low Volatility Equity Income ETF	Austin Graff and Jordan Waldrep

Jordan Waldrep brings over 16 years of investment experience to TrueMark. Previously, Mr. Waldrep was the Senior Portfolio Manager of the Vice Fund and Co-Portfolio Manager of the Navigator Fund at USA Mutuals.

Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Before managing public mutual funds, Mr. Waldrep was a founder and principal at Blackfin Capital acting as the portfolio manager of two equity portfolios focused on delivering lower volatility equity returns to investors. Prior to that, he was a principal at Hourglass Capital where he was responsible for research in the Health Care and Information Technology sectors for a long/short hedge fund and several equity portfolios. Mr. Waldrep received his MBA in Finance from the University of Texas, McCombs School of Business in 2004 and his bachelor’s degree in Biology and History from Texas A&M University in 1999. Mr. Waldrep is also a Chartered Financial Analyst.

Austin Graff is the Founder, Chief Executive Officer and Chief Investment Officer of Opal Capital. He also serves as the Co-Chief Investment Officer at Titleist Asset Management. Graff was a senior vice president and portfolio manager at PIMCO where he co-managed a suite of global dividend strategies from 2012-2015. Before PIMCO, Mr. Graff was a vice president in investment banking at Goldman Sachs where he advised infrastructure, industrial, and financial institution clients on strategic transactions and restructuring deals totaling more than $40bn. Mr. Graff started his career in finance as a financial analyst at the Indiana Finance Authority where he worked on multiple transformational projects, helping to finance key initiatives for state and local governments. He holds an MBA from the Krannert School of Management at Purdue University and a bachelor’s degree from Purdue University, and earned the Chartered Financial Analyst (CFA) designation in 2012.

The following disclosures in the SAI are hereby revised to read as follows:

The following information is added to the section titled “INVESTMENT ADVISER AND SUB-ADVISERS” beginning on page 16:

Sub-Adviser - Opal Capital LLC
Opal Capital LLC, a Florida limited liability company located at 1919 Flower Drive, Palm Beach Gardens, FL, 33410, serves as the sub-adviser to the Income ETF. An SEC-registered investment adviser formed in 2022, the Sub-Adviser is majority owned by Austin Graff. Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser shares responsibility with the Adviser for the day-to-day management of the Fund, trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing, subject to the supervision of the Adviser and the Board. As of October 31, 2022, Opal Capital had approximately $10,848,653 in assets under management.

Page 18 – “INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers - Other Accounts”

In addition to the Fund, the Portfolio Managers managed the following other accounts for the Adviser or Sub-Adviser (as applicable) as of October 31, 2022, none of which were subject to a performance fee (unless otherwise footnoted).

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Jordan Waldrep	14	$120 million	0	$0	0	$0
Austin Graff	0	$0	0	$0	71	$10.9 million

Please retain this Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.
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